SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             May 20, 2016
                            Date of Report
                   (Date of Earliest Event Reported)

                 FRANKLIN HILL ACQUISITION CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

Delaware                     000-555651                    81-1004200
(State or other         (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                9545 Wilshire Boulevard, Suite 610
                  Beverly Hills, California 90212
          (Address of principal executive offices) (zip code)

                           6019-2956890
        (Registrant's telephone number, including area code)

                        215 Apolena Avenue
                Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On May 23, 2016, Franklin Hill Acquisition Corporation (the
"Registrant" or the "Company") issued 19,500,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 20,000,000 shares of common stock as follows:

     19,000,000     Khoo Lay Wah
          500,000   Max Niche Saint Solution Pte. Ltd.

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On May 20, 2016, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 7, 2016 as amended and supplemented by the information contained in this report.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On May 20, 2016 the following events occurred:

   James M. Cassidy resigned as the Registrant's president, secretary and director.

   James McKillop resigned as the Registrant's vice president and director.

   Khoo Lay Wah was named sole director of the Registrant.

   Khoo Lay Wah was appointed President and Treasurer of the Registrant.

   Datin Khoo Lay Wah serves as the sole officer and director of the Registrant. Ms. Wah is a Malaysian business woman specializing in property development and management and holds a Diploma in Management and Secretarial Studies from the United Kingdom. Since 2010, Ms. Wah has lead the management and expansion of a large shopping complex in Seremban. With her extensive experience and marketing ability, she was able to successfully land several large international retailers as tenants for the shopping complex. She is an experienced investor leaning towards incubating start-up firms. She has held executive directorships in public listed companies.

                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                       FRANKLIN HILL ACQUISITION CORPORATION

Date: May 23, 2016
                       /s/    Khoo Lay Wah
                              President